                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2001


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Utah                           1-6075                    13-2626465
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  (STATE OR OTHER                   (COMMISSION              (I.R.S. EMPLOYER
   JURISDICTION OF                   FILE NUMBER)            IDENTIFICATION NO.)
   INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                       68179
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on April 26, 2001 announcing Union Pacific Corporation's financial results for the first quarter of 2001, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               99 Press Release dated April 26, 2001 announcing Union Pacific Corporation's financial results for the first quarter of 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2001


                                        UNION PACIFIC CORPORATION


                                        By:  /s/ James R. Young
                                           ------------------------------------
                                           James R. Young
                                           Executive Vice President - Finance

                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
  99           Press Release dated April 26, 2001 announcing Union Pacific
               Corporation's financial results for the first quarter of 2001.